                                                                   EXHIBIT 10.15


                                                            Amended and Restated
                                                         As of November 26, 2002
                                               Board Approval: November 26, 2002





                              COMERICA INCORPORATED
                     COMMON STOCK DIRECTOR FEE DEFERRAL PLAN



                              COMERICA INCORPORATED
                     COMMON STOCK DIRECTOR FEE DEFERRAL PLAN


                                TABLE OF CONTENTS

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                                                                                                 Page No.
SECTION I - PURPOSE..................................................................................1

SECTION II - DEFINITIONS.............................................................................1

SECTION III - ELIGIBILITY............................................................................3

SECTION IV - PROCEDURES RELATING TO DEFERRALS........................................................3

SECTION V - CREDITING OF EARNINGS TO ACCOUNTS........................................................4

SECTION VI - DISTRIBUTION OF DEFERRED FEES...........................................................5

SECTION VII - DESIGNATION OF BENEFICIARY.............................................................6

SECTION VIII - MISCELLANEOUS PROVISIONS..............................................................6

                                                            Amended and Restated
                                                         As of November 26, 2002
                                               Board Approval: November 26, 2002


                              COMERICA INCORPORATED
                     COMMON STOCK DIRECTOR FEE DEFERRAL PLAN


SECTION I - PURPOSE

The purpose of this Common Stock Plan is to allow eligible directors to defer their Director Fees, under the conditions provided herein, into the Corporation Stock Unit Account. All funds in a Participant's Corporation Stock Unit Account are hypothetically invested in the Common Stock of the Corporation. Each eligible director of the Corporation must defer that percentage of the Director Fees determined by the Committee into the Corporation Stock Unit Account. The remaining Director Fees of an eligible director of the Corporation may be deferred in any portion as requested by each director. Eligible directors of any Subsidiary of the Corporation or Advisory Board may defer all or any portion of their Director Fees under this Common Stock Plan as requested by such director.

SECTION II-- DEFINITIONS

The following words and phrases, wherever capitalized, shall have the following meanings respectively:

              A. "Advisory Board" means a special board of directors appointed to advise a Subsidiary of the Corporation.

              B. "Beneficiary(ies)" means such individual(s) or entity(ies) designated on the most recent Beneficiary Designation the director has properly submitted to the Corporation in accordance with Section IV of the Common Stock Plan or by the Corporation in accordance with Section VII of the Common Stock Plan if there is no valid Beneficiary Designation.

              C. "Beneficiary Designation" means the written notice designating the director's Beneficiary(ies), on such form as may be modified by the Plan Administrator from time to time.

              D. "Cancellation of Deferral Election" means a written notice of cancellation of election to defer unearned Director Fees made by the Participant, on such form as may be modified by the Plan Administrator from time to time.

              E. "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

              F. "Committee" means the Corporate Governance and Nominating Committee of the Board of Directors of the Corporation, or any successor committee duly authorized by the Board of Directors of the Corporation.

              G. "Common Stock" means the common stock of the Corporation, par value $5.00.


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                                                            Amended and Restated
                                                         As of November 26, 2002
                                               Board Approval: November 26, 2002


              H. "Common Stock Plan" means the Comerica Incorporated Common Stock Director Fee Deferral Plan, the provisions of which are set forth herein, as the Common Stock Plan may be amended and restated from time to time.

              I. "Corporate Secretary" means the Secretary of Comerica Incorporated.

              J. "Corporation" means Comerica Incorporated, a Delaware corporation, and its successors and assigns.

              K. "Corporation Stock Unit Account" means an account established under Section V of this Common Stock Plan, solely for book-keeping purposes, in the name of each director to record those Director Fees that are deferred under this Common Stock Plan on the director's behalf and earnings and dividends thereon.

              L. "Deferral Election" means a written notice to defer the payment of unearned Director Fees submitted by an eligible director on the applicable form, as such form may be modified by the Plan Administrator from time to time.

              M. "Director Fees" means a director's annual retainer and any fees earned by the director for performing director duties, including fees for attending board meetings, fees for attending meetings of any committee of the board of the Corporation or its Subsidiary or an Advisory Board, if any, and fees for serving as chairman of any committee of the board of the Corporation or its Subsidiary or an Advisory Board.

              N. "Participant" means an eligible director meeting the requirements of Section III below for whom a Corporation Stock Unit Account is maintained under the Common Stock Plan.

              O. "Plan Administrator" means one or more individuals appointed by the Committee to handle the day-to-day administration of the Common Stock Plan.

              P. "Subsidiary" means any corporation, partnership or other entity, a majority of whose stock or interests is owned by the Corporation.

              Q. "Unforeseeable Emergency" means a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (within the meaning of Code Section 152(a)) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.



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                                                            Amended and Restated
                                                         As of November 26, 2002
                                               Board Approval: November 26, 2002


SECTION III - ELIGIBILITY

Each director of the Corporation, each director of any Subsidiary of the Corporation, and each director of any Advisory Board of a Subsidiary of the Corporation shall be eligible to participate in the Common Stock Plan, provided any such director is not an employee of the Corporation or an employee of any Subsidiary of the Corporation.

SECTION IV - PROCEDURES RELATING TO DEFERRALS

              A. Deferral of Director Compensation.

              1. Deferrals for Directors of the Corporation. (a) One-half of the Director Fees of each of the Corporation's directors shall be automatically deferred to and recorded in each individual director's Corporation Stock Unit Account and shall not otherwise be subject to any other Deferral Election (other than length of deferral and schedule of pay-out).

                  (a) A Corporation director may, at his or her election, defer any portion of the remainder of his or her Director Fees under this Common Stock Plan.

              2. Deferral for Directors of any Subsidiary. Directors of any Subsidiary of the Corporation may defer any portion of their Director Fees under this Common Stock Plan.

              3. Deferral for Directors of any Advisory Board. Directors of an Advisory Board of any Subsidiary of the Corporation may defer any portion of their Director Fees under this Common Stock Plan.

              4. Minimum Deferral Period. The minimum period of deferral for Director Fees deferred pursuant to this Section IV.A. shall be the lesser of the number of years remaining before regular retirement or five years from the date of payment of the Director Fees. In the event a director of an Advisory Board of any Subsidiary of the Corporation does not indicate the period of deferral, such Director Fees shall be deferred for a period of five years from the date of payment of such Director Fees and paid out in a single lump sum upon the fifth anniversary of the date of payment of such Director Fees.

              5. Deferred Director Fees. Once deferred under this Common Stock Plan, a director may not withdraw Director Fees or receive any distributions thereof, except in accordance with Section VI of the Common Stock Plan

              B. Deferral Procedures. Any eligible director wishing to defer Director Fees must submit a Deferral Election to the Corporate Secretary at 500 Woodward, MC 3391, Detroit, Michigan 48226-3391 or such other person, who may be the Plan Administrator, designated by the Committee from time to time, prior to the beginning of the calendar year during which the Director Fees are to be earned. However, any



                                       3
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                                                            Amended and Restated
                                                         As of November 26, 2002
                                               Board Approval: November 26, 2002


newly-appointed or newly-elected director may submit a Deferral Election, with respect to unearned Director Fees, within sixty days of his or her appointment or election.

              C. Irrevocability. A director may not modify or revoke a Deferral Election once the director has performed the services that entitle the director to the Director Fees or has been paid the Director Fees, whichever occurs earlier. If a director has submitted a Deferral Election relating to Director Fees to be earned in the future, he or she may modify such election by submitting a new Deferral Election prior to the beginning of the calendar year in which the Director Fees will be earned. Any such Deferral Election will supersede any previous Deferral Election as it relates to Director Fees to be earned in future years.

              D. Cancellation. A Deferral Election may be canceled by submitting a Cancellation of Deferral Election, provided however, that a Corporation director may only submit a Cancellation of Deferral Election with respect to Director Fees deferred pursuant to Section IV.A.(1)(b). A director who cancels a Deferral Election may not submit a new Deferral Election before at least twelve months have elapsed from the effective date of the cancellation. A Cancellation of Deferral Election shall be effective as to Director Fees to be earned after the date of delivery of the Cancellation of Deferral Election.

SECTION V - CREDITING OF EARNINGS TO ACCOUNTS

Director Fees, which have been deferred under the Common Stock Plan, shall be credited to a Corporation Stock Unit Account. As of the last day of each month or on a more frequent basis if practicable, the Corporation Stock Unit Account shall be adjusted as follows:

              A. A Participant's Corporation Stock Unit Accounts shall be "hypothetically invested" in Common Stock. In the event the Corporation has established a rabbi trust for its own benefit to fund the Corporation's obligations under this Common Stock Plan, the purchase price for Common Stock deemed to be invested under this Common Stock Plan shall be the actual price of the shares of Common Stock that the Corporation purchases on the open market on the day of actual purchase of the shares by the Corporation. In the event that the Corporation has not established a rabbi trust, the purchase price of hypothetically invested Common Stock shall be based upon the closing price for the Common Stock on the New York Stock Exchange on the day that the Director Fees would have otherwise been paid to the director had they not been deferred. No director shall have any right to vote any shares of Common Stock held in the rabbi trust, except to the extent otherwise permitted by the terms of the rabbi trust.

              B. A Participant's Corporation Stock Unit Account shall first be charged with any distributions made during the month or on a more frequent basis if practicable.


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                                                            Amended and Restated
                                                         As of November 26, 2002
                                               Board Approval: November 26, 2002


              C. A Participant's Corporation Stock Unit Account shall then be credited with earnings, gains and losses for the month (or on a more frequent basis if practicable), based upon the closing price for Common Stock on the New York Stock Exchange as of the last day of such month, plus the amount of any dividends paid on the Common Stock during such period.

              D. A Participant's Corporation Stock Unit Account shall then be credited with the amount, if any, of Director Fees deferred and designated to be credited to such account during such month.

SECTION VI - DISTRIBUTION OF DEFERRED FEES

              A. Time and Manner. Distribution of the Participant's Corporation Stock Unit Account shall be made in Common Stock at such time and in such manner, i.e., a single distribution or installments, as the Participant has specified in the Deferral Election.

              B. Installment Payments. Installment distributions under an installment distribution option shall not exceed ten years from the date of the distribution of the first installment. A Participant may choose an applicable installment period from the options designated by the Corporation on the Deferral Form. The number of shares of Common Stock distributable in each installment shall be determined by multiplying the number of shares of Common Stock deemed invested in the Corporation Stock Unit Account on the date the installment is scheduled to be distributed by a fraction, the numerator of which is one and the denominator of which is the number of unpaid installments remaining at such time. Fractional shares of Common Stock shall be paid in cash. If a Participant who is receiving installment distributions dies prior to receiving full distribution of his or her Corporation Stock Unit Account, the undistributed portion of the Corporation Stock Unit Account shall be distributed in one installment to the Participant's Beneficiary(ies) as soon as practicable after the date the Corporation receives notice of the Participant's death.

              C. Hardship Distributions. In the event of an Unforeseeable Emergency involving a Participant which occurs prior to distribution of the entire balance of the Participant's Corporation Stock Unit Account, the Committee may, in its sole discretion, distribute to the Participant in a single installment the number of shares of Common Stock equal to the portion of such account as shall be necessary, in the judgment of the Committee, to alleviate the financial hardship occasioned by the Unforeseeable Emergency. Any Participant desiring a distribution under the Common Stock Plan on account of an Unforeseeable Emergency shall submit to the Committee a written request for such distribution which sets forth in reasonable detail the Unforeseeable Emergency which would cause the Participant severe financial hardship, and the amount which the Participant believes to be necessary to alleviate the financial hardship. In determining whether to grant any requested hardship distribution, the Committee shall adhere to the requirements of Section 1.457-2(h)(4) of the Regulations under the Code (or to any successor regulations dealing with the same subject matter), the provisions of which are incorporated herein by reference.



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                                                            Amended and Restated
                                                         As of November 26, 2002
                                               Board Approval: November 26, 2002


              D. Single Distribution. If, at the time an installment distribution of a Corporation Stock Unit Account in the name of any Participant is scheduled to commence, the fair market value of such account (based on the closing price of the Common Stock on the New York Stock Exchange on the day prior to the commencement of the first installment) does not exceed $10,000, then, notwithstanding an election by the Participant that such account be distributed in installments, the shares of Common Stock in such account shall be distributed to the Participant in a single distribution.

SECTION VII - DESIGNATION OF BENEFICIARY

Upon becoming a Participant of the Common Stock Plan, each director shall submit to the Corporate Secretary or such other person designated by the Committee from time to time a Beneficiary Designation, designating one or more Beneficiaries to whom distributions otherwise due the Participant shall be made in the event of the Participant's death before distribution of the Participant's Corporation Stock Unit Account has been completed. A Beneficiary Designation will be effective only if it is signed by the Participant and submitted before the Participant's death. Any subsequent Beneficiary Designation properly submitted will supersede any previous Beneficiary Designation so submitted. If the primary Beneficiary shall predecease the Participant or the primary Beneficiary and the Participant die in a common disaster under such circumstances that it is impossible to determine who survived the other, the undistributed shares of Common Stock in the Participant's Corporation Stock Unit Account remaining at the time of the Participant's death shall be distributed to the alternate Beneficiary(ies) who survive the Participant. If there are no alternate Beneficiaries living or in existence at the date of the Participant's death, or if the Participant has not submitted a valid Beneficiary Designation to the Corporation, the undistributed shares of Common Stock in the Participant's Corporation Stock Unit Account shall be distributed in a single distribution to the legal representative for the benefit of the Participant's estate.

SECTION VIII - MISCELLANEOUS PROVISIONS

           A. Nonalienation of Benefits. Neither the Participant nor any Beneficiary designated by him or her shall have any right to alienate, assign, or encumber any benefits that are or may be distributable hereunder, nor may any such benefits be subject to attachment, garnishment, levy, execution or other legal or equitable process for the debts, contracts, liabilities, engagements or acts of any Participant or Beneficiary.

           B. Administration of Common Stock Plan. Full power and authority to construe, interpret, and administer the Common Stock Plan shall be vested in the Committee. To the extent permitted by law, the Committee may delegate any authority it possesses to the Plan Administrator. To the extent the Committee has delegated authority concerning a matter to the Plan Administrator, any reference in the Common Stock Plan to the "Committee" insofar as it pertains to such matter, shall refer likewise to the Plan Administrator. Decisions of the Committee shall be final, conclusive, and binding upon all parties.



                                       6
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                                                            Amended and Restated
                                                         As of November 26, 2002
                                               Board Approval: November 26, 2002


              C. Amendment or Termination. The Board of Directors of the Corporation may amend or terminate this Common Stock Plan at any time, provided, however, that the Committee may make such amendments to the Common Stock Plan, which provide for the administration of the Common Stock Plan. Any amendment or termination of this Common Stock Plan shall not affect the rights of Participants or Beneficiaries to distribution of the shares of Common Stock in the Corporation Stock Unit Account at the time of such amendment or termination. The Corporation reserves the right to accelerate distribution of Director Fees deferred hereunder in the event the Common Stock Plan is terminated.

              D. Effective Date. This Common Stock Plan is intended to constitute an amendment and restatement of a prior Common Stock Plan maintained by the Corporation captioned "Comerica Incorporated Director Fee Deferral Plan". The Common Stock Plan, as amended and restated, was approved by the Board of Directors of Corporation on May 21, 1999. The version of the Common Stock Plan contained in the May 21, 1999, document shall be effective to defer Director Fees to be earned from and after January 1, 1997 and the earnings rate contained in that version of the Common Stock Plan shall apply to existing accounts under the Common Stock Plan beginning January 1, 1997. The amendment and restatement contained in this document shall be effective as of November 26, 2002.

              E. Statements to Participants. Statements will be provided to Participants under the Common Stock Plan on at least an annual basis.

              F. Nonforfeitability of Participant Accounts. Each Participant shall be fully vested in his or her Corporation Stock Unit Account.

              G. Successors Bound. The contractual agreement between the Corporation and each Participant resulting from the execution of a Deferral Election shall be binding upon and inure to the benefit of the Corporation, its successors and assigns, and to the Participant and to the Participant's heirs, executors, administrators and other legal representatives.

              H. Governing Law and Rules of Construction. This Common Stock Plan shall be governed in all respects, whether as to construction, validity or otherwise, by applicable federal law and, to the extent that federal law is inapplicable, by the laws of the State of Delaware. Each provision of this Common Stock Plan shall be treated as severable, to the end that, if any one or more provisions shall be adjudged or declared illegal, invalid or unenforceable, this Common Stock Plan shall be interpreted, and shall remain in full force and effect, as though such provision or provisions had never been contained herein. It is the intention of the Corporation that the Common Stock Plan established hereunder be "unfunded" for income tax purposes, whether or not the Corporation establishes a rabbi trust, and the provisions hereof shall be construed in a manner to carry out that intention.

              I. Ownership of Fee Deferrals and Continued Director Status. Title to and beneficial ownership of any assets, of whatever nature, which may be allocated by



                                       7
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                                                            Amended and Restated
                                                         As of November 26, 2002
                                               Board Approval: November 26, 2002


Corporation to any Corporation Stock Unit Account in the name of any Participant shall at all times remain with the Corporation and its Subsidiaries, and no Participant or Beneficiary shall have any property interest whatsoever in any specific assets of Corporation or its Subsidiaries by reason of the establishment of the Common Stock Plan. The rights of each Participant and Beneficiary hereunder shall be limited to enforcing the unfunded, unsecured promise of the Corporation and its Subsidiaries to pay benefits under the Common Stock Plan, and the status of any Participant or Beneficiary shall be that of an unsecured general creditor of the Corporation and its Subsidiaries. Neither the establishment of the Common Stock Plan nor the distribution of any benefits hereunder or any action of the Corporation, its Board of Directors or any committee thereto, shall be held or construed to confer upon any person the legal right to remain a director of the Corporation or any Subsidiary.

              J. Changes in Capitalization. The shares of Common Stock in the Corporation Stock Unit Accounts shall be subject to adjustment or substitution, as determined in the sole discretion of the Board of Directors of the Corporation, in the event of any change in corporate capitalization, such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Corporation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Corporation.




                                       8